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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 11, 2000

 Commission           Registrant, State of Incorporation,       IRS Employer
 File Number             Address, and Telephone Number       Identification No.
 -----------             -----------------------------       ------------------

   1-10568                     LG&E ENERGY CORP.                61-1174555
                            (A Kentucky corporation)
                              220 West Main Street
                                 P.O. Box 32030
                              Louisville, KY 40232
                                 (502) 627-2000

   2-26720           LOUISVILLE GAS AND ELECTRIC COMPANY        61-0264150
                            (A Kentucky corporation)
                              220 West Main Street
                                 P.O. Box 32010
                              Louisville, KY 40232
                                 (502) 627-2000

   1-3464                 KENTUCKY UTILITIES COMPANY            61-0247570
                      (A Kentucky and Virginia corporation)
                               One Quality Street
                               Lexington, KY 40507
                                 (606) 255-2100

This combined Form 8-K is separately filed by LG&E Energy Corp., Louisville Gas and Electric Company and Kentucky Utilities Company. Information contained herein relating to any individual registrant is filed by such registrant on its own behalf. Except for LG&E Energy Corp., each registrant makes no representation as to information relating to the other registrants. In particular, information contained herein related to LG&E Energy Corp. is provided solely by LG&E Energy Corp. and shall not be deemed included in the Form 8-K of Louisville Gas and Electric Company and Kentucky Utilities Company.


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On December 11, 2000 LG&E Energy Corp. ("LG&E Energy") and Powergen plc ("Powergen") issued press releases announcing that they had completed the merger involving the two companies. Under the terms of the merger, each share of LG&E Energy common stock (with the exception of dissenting shares) was converted into the right to receive $24.85 in cash.

The transactions were completed pursuant to the Agreement and Plan of Merger dated as of Feburary 27, 2000, as amended, among the parties. As a result of the merger, a Powergen subsidiary became the sole stockholder of LG&E Energy and the common stock of LG&E Energy will no longer be eligible to be listed on the New York Stock Exchange or the Chicago Stock Exchange. Such common stock has been deregistered under the Securities and Exchange Act of 1934, as amended.

Louisville Gas and Electric Company ("LG&E") and Kentucky Utilities Company ("KU") retain their separate corporate existence and remain as public utility subsidiaries of LG&E Energy. As with LG&E Energy, LG&E and KU became indirect subsidiaries of Powergen as a result of the merger. Information regarding changes in the boards of directors of LG&E and KU is contained in the news release material filed with this report.

News release material of LG&E Energy and Powergen describing the above matter is filed with this report as Exhibit 99.01 and is incorporated herein by reference.

ITEM 7(C).     EXHIBITS FILED

2.01 Amendment No. 1 dated as of December 8, 2000 to Agreement and Plan of Merger dated as of February 27, 2000 among LG&E Energy Corp., Powergen plc, Powergen US Investments Corp. and Powergen Acquisition Corp.

99.01          News Release dated December 11, 2000


                           [ Signature page follows. ]


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LG&E ENERGY CORP.

Dated:  December 11, 2000              BY:   /s/ John R. McCall
                                             ------------------------
                                             Executive Vice President,
                                             General Counsel and
                                             Corporate Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LOUISVILLE GAS AND ELECTRIC COMPANY

Dated:   December 11, 2000             BY:   /s/ John R. McCall
                                             ------------------------
                                             Executive Vice President,
                                             General Counsel and
                                             Corporate Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KENTUCKY UTILITIES COMPANY

Dated:   December 11, 2000             BY:   /s/ John R. McCall
                                             --------------------------
                                             Executive Vice President,
                                             General Counsel and
                                             Corporate Secretary


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                                  EXHIBIT INDEX

                                LG&E ENERGY CORP.
                       LOUISVILLE GAS AND ELECTRIC COMPANY
                           KENTUCKY UTILITIES COMPANY

                           Current Report on Form 8-K
                             Dated December 11, 2000

                                    EXHIBITS


EXHIBIT NO.      DESCRIPTION

2.01             Amendment No. 1 dated as of December 8, 2000 to Agreement and
                 Plan of Merger dated as of February 27, 2000 among LG&E Energy
                 Corp., Powergen plc, Powergen US Investments Corp. and
                 Powergen Acquisition Corp.

99.01            News Release dated December 11, 2000

















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